 ATL- CIO HIT Invests $52 Million in Betances Senior developments Bronx, blew Work The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $98 million new construction of the Betances Senior development in the Bronx, NY. The eight- story project will create 152 new units of housing exclusively reserved for seniors with incomes up to 50% of the Area Median Income. There is no minimum income to qualify. Forty-seven of the units will be for homeless seniors. Betances Senior Apartments will be a Passive House residence, meaning that it will rely primarily on a rigorous level of energy efficiency to drastically reduce heating and cooling requirements. It is located in the Mott Haven neighborhood of the Bronx in New York City. The project is being developed by Breaking Ground, New York’s largest developer of supportive housing. Breaking Ground operates nearly 4,000 units of housing across New York City, upstate NY and CT. “When building trades’ pension capital is used to finance 100% union built development in New York City, our pension funds get stronger. When the project also addresses the City’s massive need for affordable housing, it is a win-win.” — Gary LaBarbera, President Building and Construction Trades Council of Greater New York

The A£L-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primary in government and agent insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years fat demonstrates the added value derived from union-friendly investments. The investment objective of the I-IIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hiI.com. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of September 30, 2019. Economic impact data is in 2018 dollars and all other figures are Ancestors should consider the HIT’s investment oñyectives, risks, charges, and expenses carefully before investing. This and other information is contained in HJT’s prospectus, available at aflcio-hit. com or by calling 202-33 1-8055. The prospectus should be read carefully before investing. AFL-CIO Housing Investment Trust | 2401 Pennsylvania Ave., NW , Suite 200, Washington, DC 20037 Unsubscribe { recipient's email} Update Profile | About Constant Contact Sent by dambrose@aflcio-hit.com in collaboration with Constant Contact(R) Try email marketing for free today !